                               SECURITY AGREEMENT

     This Security Agreement is made as of August 1, 1997 by and among J.L.B. of Nevada, Inc., a Nevada corporation ("JLB"), Credit Store, Inc., a Delaware corporation ("CSI") and Credit Store Mortgage, Inc., a Delaware corporation, New Beginnings Corp., a South Dakota corporation, Consumer Debt Acquisitions, Inc., a South Dakota corporation, Sleepy Hollow Associates, Inc., a Delaware corporation, Service One Holdings Inc., a Delaware corporation, Service One International Corporation, a South Dakota corporation, American Credit Alliance, Inc., a Nevada corporation, Service One Receivables Acquisition Corporation, a Nevada corporation, The Credit Store, Inc., a South Dakota corporation, Service One Commercial Corporation, a Delaware corporation, and Soiland Company, a South Dakota corporation (collectively referred to herein as the "CSI Subsidiaries").

     WHEREAS, CSI has requested that JLB loan CSI up to Thirty Million Dollars ($30,000,000.00) pursuant to the terms of the two Promissory Notes attached hereto as Exhibit A and Exhibit B (the "Promissory Notes"); and

     WHEREAS, to provide security to JLB for CSI's obligations under the terms of the Promissory Notes and as consideration for JLB's agreement to make future loans to CSI under the terms of the Promissory Notes, JLB has requested that CSI and the CSI Subsidiaries grant JLB a security interest in all of their assets;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises herein contained, the parties hereto HEREBY AGREE as follows:

         1. GRANT OF SECURITY INTEREST. In order to secure the payment by CSI of all amounts due to JLB with respect to the Promissory Notes, each of CSI and the CSI Subsidiaries hereby grants to JLB a security interest in all of its assets, including the stock of its subsidiaries and all of its goods, equipment, inventory, accounts, deposit accounts, general intangibles, contract rights, chattel paper, documents, instruments, investment property, investments in other entities and money (the "Assets"), and all proceeds (including insurance proceeds) and products of the Assets. Each of CSI and the CSI Subsidiaries hereby represents and covenants that (a) all of the Assets are located at 3401 North Louise Avenue, Sioux Falls, South Dakota 57107 except for the Assets set forth on Exhibit C, which are located in Elmsford, New York, (b) neither CSI nor any of the CSI Subsidiaries will relocate, sell or pledge any of the Assets without the consent of JLB, (c) the Assets are owned by CSI and the CSI Subsidiaries free and clear of all liens and encumbrances except as set forth on Exhibit D hereto, (d) set forth on Exhibit E hereto is a complete list reflecting the number of shares of stock of each CSI Subsidiary issued and outstanding as of the date hereof and the owner of such shares, and (e) no additional shares of capital stock of the CSI Subsidiaries shall be issued until the repayment of the Promissory Notes in full.

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         2. REMEDIES, TERMINATION. The failure by CSI to pay, when due, the principal, any interest, or any other sum payable under either of the Promissory Notes, and continuance of such failure for five (5) business days after the date on which such principal, installment of interest, or other sum is due (whether upon maturity of a Promissory Note, upon any installment payment date, upon acceleration, or otherwise) shall constitute an event of default (an "Event of Default"). Upon such an Event of Default, JLB may exercise any and all of the remedies available to a secured creditor under the Uniform Commercial Code of the State of South Dakota. CSI agrees to pay JLB's costs of collection arising out of an Event of Default, including reasonable attorneys' fees. This Security Agreement shall terminate when all amounts due to JLB with respect to the Promissory Notes have been received by JLB.

         3. FINANCING STATEMENTS AND OTHER INSTRUMENTS. Each of CSI and the CSI Subsidiaries agrees to cooperate fully in the preparation and execution of any and all financing statements that JLB deems necessary or helpful to the perfection, maintenance or continuation of the security interest in the Assets granted by this Security Agreement, and to that effect each of CSI and the CSI Subsidiaries expressly agrees to execute one or more financing statements in a form satisfactory to JLB, who is authorized to file a financing statement in any location deemed necessary or advisable to perfect JLB's security interest in the Assets or proceeds.

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     Each of CSI and the CSI Subsidiaries also agrees to cooperate fully with
JLB in executing additional financing statements, amendments to financing statements and the like as may be deemed necessary or advisable by JLB in order to maintain and continue the security interest in the Assets created by this Security Agreement.

     Each of CSI and the CSI Subsidiaries shall deliver to JLB, within ten (10) days of the date of this Security Agreement, any and all stock certificates representing issued and outstanding shares of stock of any of the CSI Subsidiaries held by such entity, together with stock powers executed in blank.

         4. GOVERNING LAW. This Security Agreement and its interpretation shall be governed by the internal laws of the State of South Dakota, without reference to its conflict-of-laws rules.

         5. ENTIRE AGREEMENT. This Security Agreement, together with the Promissory Notes, constitutes the entire agreement of the parties concerning the subject matter hereof and may not be modified except by a writing signed by the parties hereto. This Security Agreement supersedes any and all prior security agreements between or among any of the parties hereto.

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     IN WITNESS WHEREOF, the parties hereto have caused their authorized officers to execute this Security Agreement as of the day and year first above written.

                                J.L.B. OF NEVADA, INC.

                                By:     /s/ Jay L. Botchman
                                    -------------------------------------
                                       Name:   Jay L. Botchman
                                       Title:  President


                                CREDIT STORE, INC.

                                By:     /s/ Kevin T. Riordan
                                    -------------------------------------
                                       Name:   Kevin T. Riordan
                                       Title:  President


                                CREDIT STORE MORTGAGE, INC.

                                By:     /s/ Robert M. Stata
                                    -------------------------------------
                                       Name:   Robert M. Stata
                                       Title:  President


                                NEW BEGINNINGS CORP.

                                By:     /s/ Kevin T. Riordan
                                    -------------------------------------
                                       Name:   Kevin T. Riordan
                                       Title:  President


                                CONSUMER DEBT ACQUISITIONS, INC.

                                By:     /s/ Kevin T. Riordan
                                    -------------------------------------
                                       Name:   Kevin T. Riordan
                                       Title:  President


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                                SLEEPY HOLLOW ASSOCIATES, INC.

                                By:     /s/ Robert D. Maum
                                    -------------------------------------
                                       Name:   Robert D. Maum
                                       Title:  President


                                SERVICE ONE HOLDINGS INC.

                                By:     /s/ Kevin T. Riordan
                                    -------------------------------------
                                       Name:   Kevin T. Riordan
                                       Title:  President


                                SERVICE ONE INTERNATIONAL
                                    CORPORATION

                                By:     /s/ Kevin T. Riordan
                                    -------------------------------------
                                       Name:   Kevin T. Riordan
                                       Title:  President


                                AMERICAN CREDIT ALLIANCE, INC.

                                By:     /s/ Kevin T. Riordan
                                    -------------------------------------
                                       Name:   Kevin T. Riordan
                                       Title:  President


                                SERVICE ONE RECEIVABLES
                                    ACQUISITION CORPORATION

                                By:     /s/ Kevin T. Riordan
                                    -------------------------------------
                                       Name:   Kevin T. Riordan
                                       Title:  President

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                                THE CREDIT STORE, INC.

                                By:     /s/ Kevin T. Riordan
                                    -------------------------------------
                                       Name:   Kevin T. Riordan
                                       Title:  President


                                SERVICE ONE COMMERCIAL
                                    CORPORATION

                                By:     /s/ Kevin T. Riordan
                                    -------------------------------------
                                       Name:   Kevin T. Riordan
                                       Title:  President


                                SOILAND COMPANY

                                By:     /s/ Kevin T. Riordan
                                    -------------------------------------
                                       Name:   Kevin T. Riordan
                                       Title:  President


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